Cash and Cash Equivalents (Tables)	3 Months Ended
Mar. 31, 2019
Cash and Cash Equivalents
Schedule of cash and cash equivalents

	December 31,	March 31,
	2018	2019
	(in US$’000)
Cash at bank and on hand	78,556	51,409
Bank deposits maturing in three months or less (note (a))	7,480	40,280
	86,036	91,689
Denominated in:
US$ (note (b))	58,291	73,539
RMB (note (b))	23,254	15,739
UK Pound Sterling (“£”) (note (b))	331	84
Hong Kong dollar (“HK$”)	4,160	2,327
	86,036	91,689

Notes:

(a)

The weighted average effective interest rate on bank deposits for the year ended December 31, 2018 and the three months ended March 31, 2019 was 1.98% per annum and 2.49% per annum respectively (with maturity ranging from 7 to 90 days and 30 to 35 days respectively).

(b)

Certain cash and bank balances denominated in RMB, US$ and £ were deposited with banks in the PRC. The conversion of these balances into foreign currencies is subject to the rules and regulations of foreign exchange control promulgated by the PRC government.